Exhibit 10.2

EXECUTION COPY

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 3 TO
MARKET ACCESS SERVICES AGREEMENT

This Amendment No. 3 (this “Amendment”) is entered into as of March 15, 2021 (the “Amendment Effective Date”) by and between Sunovion Pharmaceuticals Inc., a Delaware corporation, having a principle place of business at 84 Waterford Drive, Marlborough, MA 01752 (“Sunovion”) and Myovant Sciences GmbH, a Swiss corporation, having a principle place of business at Viaduktstrasse 8, 4051 Basel, Switzerland (“Myovant”). Capitalized terms used in this Amendment that are not defined in this Amendment shall have the meaning set forth in the Agreement (as defined below).

A.Sunovion and Myovant entered into that certain Market Access Services Agreement dated August 1, 2020 (the “Agreement”); and

B.Sunovion and Myovant desire to amend certain rights and obligations under the Agreement regarding (i) certain RCP Services, and (ii) add the definition of Specialty Pharmacy to the Agreement.

THEREFORE, in consideration of the mutual covenants and promises contained herein, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, it is understood and agreed upon by and between the Parties as follows:

1.AMENDMENTS

1.The following is added to the definitions section as 1.93.1:

“Specialty Pharmacy” means [***], and any other specialty pharmacies as contracted with from time to time.

2.Section 4.6 RCP Services of the Agreement is deleted in its entirety and replaced with the following:

“RCP Services. Sunovion, subject to Section 4.1 and 4.3.2 (as Section 4.3.2 relates to the Prostate Cancer Product), shall perform the RCP Services. Notwithstanding the foregoing, Myovant shall be responsible for performing the RCP Services listed in section 4.6.1 herein.”

3.The following is added as section 4.6.1 to the Agreement:

“4.6.1 RCP Services for [***] shall be performed by Myovant inclusive of invoice validation, processing and payment.”

4.Exhibit E of the Agreement is deleted in its entirety and replaced with Attachment 1 to this Amendment titled Exhibit E.

Confidential & Proprietary

2.MISCELLANEOUS

2.1Entire Agreement. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the specific subject matter of the Agreement and supersedes all other prior negotiations, discussions, agreements or understandings, whether written or oral, with respect to the subject matter the Agreement. In the event of a conflict between this Amendment and the Agreement, this Amendment shall prevail.

2.2Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument.

[Signature Page to Follow]

Confidential & Proprietary

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives, effective as of the Amendment Effective Date.

Sunovion Pharmaceuticals Inc.    Myovant Sciences GmbH

By: /s/ Thomas Gibbs        By: /s/ Viatcheslav Rakov

Name: Thomas Gibbs        Name: Viatcheslav Rakov

Title: SVP and Chief Commercial Officer        Title: VP Medial Clinical

Confidential & Proprietary

[Signature Page to Amendment No. 3 to the Market Access Services Agreement]

ATTACHMENT 1

EXHIBIT E — RCP SERVICES

RCP Services shall include the following obligations with respect to the Products:

1.RCP Payment Validation. With the exception of the RCP Services listed in section 4.6.1, Sunovion shall validate all invoices for RCP Payments received from Market Access Customers, GPOs, IDNs, Wholesalers, Specialty Distributors, 3PL Providers, and Government Entities to ensure such invoices are consistent with the terms and conditions of the applicable contract and apply to eligible utilization of the applicable Products only, using a validation process agreed upon in writing by the Parties.

2.RCP Payment Administration. With the exception of the RCP Services listed in section 4.6.1, Sunovion shall process and pay, using funds from the Escrow Fund and pursuant to the terms and conditions of the applicable contract, all validated RCP Payments.